INNEALTA CAPITAL COUNTRY ROTATION FUND

Class I Shares: ICCIX

Class N Shares: ICCNX

Summary Prospectus    March 31, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 31, 2014, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.innealtafunds.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our web-site, www.innealtafunds.com  or by calling 1-855-USE-ETFS or by sending an email request to innealtafunds@afamcapital.com.

Investment Objective.  The investment objectives of the Innealta Capital Country Rotation Fund (the “Country Rotation Fund”) are capital appreciation and current income, consistent with the preservation of capital.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Country Rotation Fund.  You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 25 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%
Other Expenses	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses(2)	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	2.04%	2.04%	1.79%
Fee Waiver/Expense Reimbursement	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.81%	1.81%	1.56%

(1)

A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.

(2)

This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Country Rotation Fund and is not a direct expense incurred by the Country Rotation Fund or deducted from the Country Rotation Fund assets.  Since this number does not represent a direct operating expense of the Country Rotation Fund, the operating expenses set forth in the Country Rotation Fund’s financial highlights do not include this figure.

(3)

Pursuant to an operating expense limitation agreement between Al Frank Asset Management, Inc. (the Innealta Capital division) (the “Adviser”) and the Country Rotation Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Country Rotation Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, taxes and extraordinary expenses such as litigation) for the Country Rotation Fund do not exceed 1.49%, 1.49%, and 1.24%,of the Fund’s average net assets, for Class A, Class N and Class I shares, respectively, through March 31, 2015.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Country Rotation Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Country Rotation Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$748	$1,157	$1,590	$2,790
Class N	$184	$617	$1,077	$2,351
Class I	$159	$541	$948	$2,086

Portfolio Turnover.  The Country Rotation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Country Rotation Fund’s performance.  During the most recent fiscal year, the Country Rotation Fund’s portfolio turnover rate was 178% of the average value of the portfolio.

Principal Investment Strategies.  The Country Rotation Fund’s strategy is based on a proprietary tactical asset allocation model that potentially invests in non-U.S. country equity markets based on the specific risk/reward characteristics of each individual market by investing in representative exchange-traded funds (“ETFs”).  The countries analyzed for investment include but are not limited to: (1) Australia, (2) Austria, (3) Belgium, (4) Brazil, (5) Canada, (6) China, (7) Colombia, (8) Egypt, (9) France, (10) Germany, (11) Greece, (12) Hong Kong, (13) India, (14) Indonesia, (15) Ireland, (16) Israel, (17) Italy, (18) Japan, (19) Korea, (20) Malaysia, (21) Mexico, (22) Netherlands, (23) New Zealand, (24) Norway, (25) Peru, (26) Philippines, (27) Poland, (28) Russia, (29) Singapore, (30) South Africa, (31) Spain, (32) Sweden, (33) Switzerland, (34) Taiwan, (35) Thailand, (36) Turkey, and (37) the United Kingdom.

The Country Rotation Fund operates as a fund of funds, investing primarily in ETFs.  Using a proprietary model, the Country Rotation Fund allocates its portfolio in ETFs that represent the aforementioned non-U.S. country equity markets as well as fixed income or alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility). Under normal market conditions, the Adviser does not anticipate investing more than 25% of its assets in any single country equity market and may be invested in any number of country equity markets including none.  For defensive purposes, the Country Rotation Fund may be invested up to 100% in fixed income or alternative asset classes.  The Country Rotation Fund may also invest in leveraged, inverse and inverse leveraged ETFs, as well as ETFs that represent derivatives based on one or more of the aforementioned asset classes.  Further, the Country Rotation Fund may invest in ETFs that track volatility in the market place.

The Country Rotation Fund strategy is based on an approach that seeks to balance the trade-off between return generation and risk control. The process incorporates variables that the Adviser believes have predictive capabilities with respect to equity performance. The Investment Committee analyzes these variables daily on an individual equity market basis. Where the Investment Committee finds the prospective risk-relative return of a given specific country-representative equity exposure to be superior to that of fixed income or an alternative asset class, an allocation is made to the country-representative ETF.  If inferior, the allocation is made to fixed income or alternative asset classes. This strategy seeks to provide excess returns relative to the Barclays Capital U.S. Aggregate Bond Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

The Country Rotation Fund’s equity exposures within the country-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets.  Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade.

Under normal market conditions, the Fund will target having approximately 98% of its assets in ETFs.  A small cash position, generally 1-2% is on hand at all times for flexibility, although the Fund reserves the right to invest 100% of its assets in ETFs or have less than 98% in such investments.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Country Rotation Fund.  The principal risks of investing in the Country Rotation Fund are:

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General Risks. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Country Rotation Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Country Rotation Fund.

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Risks of Exchange Traded Funds. Investment in an exchange traded fund (ETF) carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

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Equity Securities Risks. The Country Rotation Fund invests in ETFs that hold common stock, which subjects the Country Rotation Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Country Rotation Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Country Rotation Fund’s investments goes down, your investment in the Country Rotation Fund decreases in value and you could lose money.

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Fixed Income Securities Risk. When the Country Rotation Fund invests in ETFs that own fixed income securities, the value of your investment in the Country Rotation Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.

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High Yield Risk. The Country Rotation Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities.  These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk).  If the issuer of a security is in default with respect to interest or principal payments, the Country Rotation Fund may lose its entire investment.

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Foreign Risk. To the extent the Country Rotation Fund invests in foreign securities by investing in ETFs that hold foreign securities or by purchasing American Depository Receipts (“ADRs”) directly, the Country Rotation Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

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Foreign Securities and Currency Risk.  The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

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Emerging Markets Risk.  Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

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Risks of Small and Medium Sized Companies. To the extent the Country Rotation Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Country Rotation Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.

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Growth Risk. The Country Rotation Fund may invest in companies that appear to be growth oriented or ETFs that invest in such companies. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Country Rotation Fund’s return.

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Fund of Funds Risk. The Country Rotation Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Country Rotation Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Country Rotation Fund will indirectly bear fees and expenses charged by the ETFs in which a Fund invests in addition to the Fund’s direct fees and expenses. The Country Rotation Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Country Rotation Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.

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Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced.

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Portfolio Turnover Risk. The Country Rotation Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Country Rotation Fund to incur higher brokerage costs, which may adversely affect the Country Rotation Fund’s performance, and may produce increased taxable distributions.

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Limited Operating History. The Country Rotation Fund has a limited history of operation. Accordingly, an investment in the Country Rotation Fund entails a high degree of risk. There can be no assurance that the Fund and the Adviser will achieve the Fund’s investment objective.

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Interest Rate Risk. The risks associated with the Country Rotation Fund include interest rate risk, which means that the prices of the Fund’s investments are likely to fall if interest rates rise.

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Management Risk. Management risk is the risk that the investment process used by the Country Rotation Fund’s portfolio manager could fail to achieve the Country Rotation Fund’s investment goal and cause an investment in the Country Rotation Fund to lose value.

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Leveraged, Inverse and Inverse-Leveraged ETF Risk.  If you invest in the Country Rotation Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs.  Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Country Rotation Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Country Rotation Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets.  Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.

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Real Estate Investment Risk. The Country Rotation Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies.  Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

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Commodities Risk. Investing in the commodities markets (indirectly) may subject the Country Rotation Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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High Volatility in Rising Markets Risk. The Country Rotation Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Country Rotation Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.

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Derivatives Risk: The Country Rotation Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Country Rotation Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Performance.  The bar chart illustrates the risks of investing in the Country Rotation Fund by showing how the Country Rotation Fund’s average annual returns through December 31, 2013 compare with those of a broad measure of market performance.  The Average Annual Total Returns table also demonstrates these risks by showing how the Country Rotation Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Country Rotation Fund’s past performance, before and after taxes, is not necessarily an indication of how the Country Rotation Fund will perform in the future. Updated performance information will be available at no cost by calling the Country Rotation Fund toll-free at 1-855-USE-ETFS.  The Country Rotation Fund’s Annual Total Returns prior to September 30, 2013 as reflected in the bar chart and the table are the returns of the Country Rotation Fund when it followed different investment strategies.

Class I Shares1

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 4.61% (for the quarter ended September 30, 2012).  The worst performance was (2.35)% (for the quarter ended June 30, 2013).

1 The returns shown in the bar chart are for Class I shares.  The performance of Class A shares and Class N shares will differ due to differences in expenses.

Average Annual Total Returns for the periods ended December 31, 2013

	One Year	Since Inception*
Class I Shares
Return Before Taxes	(1.69)%	3.85%
Return After Taxes on Distributions(1)	(3.16)%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	(0.91)%	2.43%
Class N Shares
Return Before Taxes	(1.94)%	3.59%
Class A Shares(2)
Return Before Taxes	N/A	(7.61)%
Barclays Capital U.S. Aggregate Bond Index	-(2.02)%	1.05%
MSCI World Index ex USA Net (USD)(3)	15.29%	16.03%
Innealta Capital Country Blend Index (reflects no deduction for fees, expenses or taxes)	8.16%	10.05%

*Class I and Class N shares of the Country Rotation Fund commenced operations on December 30, 2011.

(1)

A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.

(2)

This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Sector Rotation Fund and is not a direct expense incurred by the Sector Rotation Fund or deducted from the Sector Rotation Fund assets.  Since this number does not represent a direct operating expense of the Sector Rotation Fund, the operating expenses set forth in the Sector Rotation Fund’s financial highlights do not include this figure.

(3)

Pursuant to an operating expense limitation agreement between Al Frank Asset Management, Inc. (the Innealta Capital division) (the “Adviser”) and the Sector Rotation Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Sector Rotation Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, taxes and extraordinary expenses such as litigation) for the Sector Rotation Fund do not exceed 1.49%, 1.49%, and 1.24%,of the Fund’s average net assets, for Class A, Class N and Class I shares, respectively, through March 31, 2015.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Sector Rotation Fund’s annual operating expenses to exceed the expense cap.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market. The index currently includes U.S. Treasuries, government-related issues, corporate bonds, agency mortgage-backed passthroughs, consumer asset-backed securities, and commercial mortgage-backed securities.

The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

The Blended Benchmark Index represents a blend of 60% MSCI All Country World exUSA Net Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Investment Adviser.  AFAM Capital, Inc., (the Innealta Capital division) serves as the Country Rotation Fund’s investment adviser (the “Adviser”).

Portfolio Manager.  The following serves as the Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Fund Since:
Gerald W. Buetow, JR., Ph.D., CFA	Chief Investment Officer and Portfolio Manager of the Adviser	December 2011

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (Innealta Capital Country Rotation Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-855-USE-ETFS.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in each share class of the Country Rotation Fund is $100,000 for Class I shares and $5,000 for Class A shares and Class N shares, with a minimum subsequent investment of $1,000 for Class A shares and Class N shares. There is no minimum subsequent investment amount for Class I shares. The Country Rotation Fund may waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information.  The Country Rotation Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Country Rotation Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Country Rotation Fund and its related companies may pay the intermediary for the sale of Country Rotation Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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